UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2025
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2025, Spyre Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Item 2.02, including Exhibit 99.1 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.
On November 4, 2025, Spyre Therapeutics, Inc. (“Spyre” or the “Company”) issued a press release announcing positive interim Phase 1 results from its first-in-human trials of SPY003, an investigational, novel, extended half-life monoclonal antibody targeting IL-23.

A copy of the press release is attached hereto as Exhibit 99.2. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.
On November 4, 2025, the Company announced positive interim Phase 1 results from its first-in-human trial of SPY003, an investigational, extended half-life antibody targeting the p19 subunit of IL-23.

Key Phase 1 Interim Findings

The SPY003 Phase 1 trial was a first-in-human, randomized, double-blind, placebo-controlled study designed to evaluate safety and pharmacokinetic ("PK") in healthy volunteers. The trial enrolled 59 healthy adult participants into five single-ascending dose cohorts, a multiple dose cohort, and a Chinese ethnobridging single dose cohort. Doses of SPY003 evaluated included 200 mg IV, 600 mg SC (two formulations), 600 mg IV, and 1200 mg IV (as single and multiple doses). Interim findings from the trial as of September 19th, 2025 data cutoff include:

Safety: SPY003 was well tolerated at all dose levels, with a favorable safety profile consistent with the anti-IL-23 class. There were two Grade 2 or above treatment-emergent adverse events ("TEAEs"), both deemed not treatment-related, and no serious adverse events were observed in the study. The only TEAE to occur in two or more subjects was headache.

PK: SPY003 showed a half-life of approximately 85 days, more than 3-times that of risankizumab's published half-life with dose proportionality and limited intrasubject variability. This differentiated PK profile supports the potential for quarterly or twice annual maintenance dosing in a single SC injection.
Immunogenicity: No apparent impact of anti-drug-antibodies was observed on PK.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K, other than statements of historical fact are forward-looking statements. These forward-looking statements include statements regarding the Company’s ability to achieve the expected benefits or opportunities with respect to its pipeline of product candidates such as the potential efficacy, tolerability, convenience, commercial viability, dosing regimen and safety profile of SPY003 in humans, including the potential for a quarterly or twice yearly maintenance dosing profile that may set a new standard of care for inflammatory bowel disease ("IBD"); the potential for SPY003 to become a best-in-class therapy for IBD; its plans to advance the SPY003 program into the SKYLINE Phase 2 platform study; expectations regarding the drug delivery of SPY003, including in the form of a subcutaneous injection; its ongoing and future clinical development activities, including the expected timing and results of the ongoing SKYWAY Phase 2 basket trial and SKYLINE Phase 2 platform trial, including timing of data readouts and number of data readouts expected to be delivered in 2026; the potential consistency of the SPY003 Phase 2 trial final data readouts with interim Phase 1 results; the potential therapeutic benefits of its product candidates as monotherapies or in combinations and their extended half-life, including the expected duration of half-life in comparison to competitor products; the timing and results of clinical trials; and potential potency, efficacy, dosing regimen and convenience compared to today’s standard of care; estimated market sizes and potential growth opportunities and that human PK data is not based on head-to-head clinical trials and differences exist between trial design and patient populations which could confound the results. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “predict,” “target,” “intend,” “could,” “would,” “should,” “project,” “plan,” “expect,” the negatives of these terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance, final clinical trial data readouts and clinical trial designs, to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited, to the final SPY003 Phase 1 trial data readouts not being consistent with or being different than the interim SPY003 Phase 1 trial results reported in this Current Report on Form 8-K; regulatory feedback including potential disagreement by regulatory authorities with the Company’s interpretation of data and the Company’s planned clinical trials for its product candidates; including our plans for and timing of cohort initiation for combination therapy arms for the ongoing SKYLINE Phase 2 platform trial across different jurisdictions; the potential for final data not being consistent with or different than the interim data reported for our programs; the potential impact of Trump Administration policies and changes in law on our business; impacts of adverse events or disappointing results in clinical trials of third parties, including our competitors developing product candidates that target similar mechanisms of action and/or indications as our product candidates; and those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Note about Forward-Looking Statements” in Spyre’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Spyre from time to time. Should one or more of these risks or uncertainties materialize, or should any of Spyre’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Spyre does not undertake or accept any duty to make any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Spyre.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press release issued by Spyre Therapeutics, Inc. regarding its financial results for the third quarter ended September 30, 2025, dated November 4, 2025.

99.2	Press release issued by Spyre Therapeutics, Inc. regarding Data, dated November 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	November 4, 2025	By:	/s/ Scott Burrows
Scott Burrows Chief Financial Officer